Inventories	12 Months Ended
Dec. 31, 2014
Notes to Consolidated Financial Statements [Abstract]
Inventories

4. Inventories

At December 31, 2014 and December 31, 2013, inventories consisted of the following:

	2014	2013
Finished goods	$677,110	$640,355
Raw materials and purchased components	197,920	185,146
Health care supplies	170,614	195,519
Work in process	69,910	76,084
Inventories	$1,115,554	$1,097,104

Under the terms of certain unconditional purchase agreements, the Company is obligated to purchase approximately $443,658 of materials, of which $206,054 is committed at December 31, 2014 for 2015. The terms of these agreements run 1 to 6 years.

Healthcare supplies inventories at December 31, 2014 and 2013 included $34,752 and $33,294, respectively, of Erythropoietin ("EPO"). The Company's previous contract with its EPO supplier, Amgen Inc. (“Amgen”) expired on December 31, 2014. As a result, the Company entered into a new four-year sourcing and supply agreement with Amgen.